Exhibit 99.1

INDEPENDENT ACCOUNTANT’S REPORT

June 3, 2024

John Deere Capital Corporation
P.O. Box 5328
Madison, WI 53705-0328

We have performed the procedures enumerated below on certain information with respect to a pool of John Deere Capital Corporation’s (the “Company”) equipment retail installment sales contracts (the “Receivables”) in connection with the proposed offering of John Deere Owner Trust 2024-B (the “Subject Matter”). The Company is responsible for the Subject Matter.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Company and RBC Capital Markets, LLC, (the “Lead Underwriter”), in its capacity as representative of BofA Securities, Inc., Goldman Sachs & Co. LLC and TD Securities (USA) LLC (the “Underwriters”) (collectively with the Company, the “Specified Parties”) with the evaluation of the Subject Matter. In addition, the Lead Underwriter and Underwriters have agreed to and acknowledged that the procedures performed are appropriate for their purposes.

We make no representation regarding the appropriateness of the procedures either for the purpose for which our report has been requested or for any other purpose. Accordingly, this report may not be suitable for either the purpose of which this report has been requested or for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Agreed-Upon Procedures

In the course of this engagement, the Company provided us the following documents and data:

•	Data file containing the pool of Receivables as of April 28, 2024 (the “Pool File”);

•	Filenet Files for sample loans selected;

•	Business Objects query from Ceres Universe

Pursuant to the prescribed agreed-upon procedures, we made 120 selections (the “Sample Receivables”) using a random sampling technique from the Pool File as instructed by representatives of the Company. We make no representation with respect to the sufficiency of the Sample Receivables.

The procedures that we performed are as follows and were found to be in agreement unless otherwise noted:

1.	Procedures:

For each of the Sample Receivables, we compared the information listed in 1.a. through 1.k. below in the Pool File to corresponding information set forth on or derived from an electronic contract file, prepared, created, and delivered by the Company, from the servicer system (the “Filenet Files”) and found them to be in agreement unless otherwise noted. In instances where manual changes were made to an equipment retail installment sale contract (the “Contract”) by the Company, we obtained a letter addressed to the borrower, outlining the changes, if the Company had determined that such a letter was necessary. We have been informed by the Company that such communications include: 1) if changes are favorable to the borrower, a letter is sent to the borrower to notify them of the Contract modification (Modification Notice Letter); and 2) if changes are unfavorable to the borrower, a letter is sent to the borrower requesting acknowledgement of the change (Modification Acknowledgement Letter). For purposes of this report, the customer billing state is deemed to be the customer address as stated on the Contract or the customer mailing address, if different.

Additionally, for the purposes of this report, the equipment type (new/used) was determined based on the majority of equipment financed under the Contract using the equipment’s selling price, in respect to the total, as stated in the Contract. We have also been informed by the Company that the origination date of each Receivable is stated in a field titled “contract begin date” on each Contract. However, if the customer did not sign the Contract until a later date, the origination date is considered to be the date the customer signed the Contract.

a.	Customer name

b.	Customer billing state

c.	Original interest rate

d.	Payment frequency

e.	Original principal balance

f.	True term

g.	Original (first) payment amount

h.	Original (first) payment date

i.	Equipment type (agricultural/construction; new/used)

j.	Loan identification number

k.	Origination date

Findings:

No exceptions were noted.

2.	Procedures:

For each of the Sample Receivables, we read Filenet Files of certain receivable file documents, including the Contract and the security interest financing statement, and we noted:

a.	the Filenet File included a security interest in the equipment financed and that such security interest filing contained the borrower’s name, the borrower’s state and a description of the equipment that was consistent with the Contract,

b.	the Filenet File included insurance carrier information provided by the borrower, where required by the Company’s policies, on the equipment financed, or in the instance where no proof was given, the Filenet File included an insurance fee in addition to the retail installment loan.

Findings:

No exceptions were noted.

3.	Procedures:

For each of the Sample Receivables, we compared the credit bureau score on the Business Objects query to the Pool File and noted a credit review was performed by the Company, as indicated by the presence of a credit score.

Findings:

In 14 instances, there was not the presence of a credit score included in the Pool File.

4.	Procedures:

For each of the Sample Receivables, we read Filenet Files of the Contracts and noted that there was a signature in the space designated for the debtor’s signature. We have performed no procedures and make no representations as to whether the borrower’s signature is valid.

Findings:

No exceptions were noted.

We make no representations as to the (i) actual characteristics of the underlying documents or data comprising the Receivables underlying the Pool File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Receivables, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretations or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Pool File, is the responsibility of the Company.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the subject matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the specified parties, and is not intended to be, and should not be, used by anyone other than these specified parties.

/s/ Deloitte & Touche LLP

June 3, 2024

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